Exhibit 32

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Anaren, Inc. (the "Company") on Form 10-K for the year ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Joseph E. Porcello, Vice President of Finance and Treasurer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph E. Porcello
--------------------------------------
Joseph E. Porcello
Vice President of Finance and Treasurer
September 1, 2004

A signed original of this written statement required by Section 906 has been provided to Anaren, Inc. and will be retained by Anaren, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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